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                                                                  Exhibit (h)(2)

                             GOLDMAN, SACHS & CO.

                        Fee Information for Services as
                 Plan, Transfer and Dividend Disbursing Agent


                    GOLDMAN SACHS VARIABLE INSURANCE TRUST
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                                 on behalf of
                 Goldman Sachs CORE Large & Cap Value Fund
                 Goldman Sachs CORE International Equity Fund
                 Goldman Sachs Short Duration Government Fund


GENERAL
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Fees are based on an annual per shareholder account charge, transaction related expenses, and out-of-pocket expenses (including those out-of-pocket expenses payable to servicing agents).

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Per Portfolio Charge                                      $1,000 per month
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Annual Fee Per Shareholder Account                        $7.50
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OTHER FEES*
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Manually Entered Share and Maintenance Transactions       $1.00 each
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Telephone Calls                                           $1.00 each
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Manually Entered Trades                                   $5.00 each
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Correspondence                                            $1.00 each
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New Account Set-Up Charge                                 $4.00 per new account
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*       Fees accrue to transfer agent or servicing agent based upon which party performed the services.

Goldman, Sachs & Co.     Goldman Sachs CORE Large & Cap Value Fund
                         Goldman Sachs CORE International Equity Fund
                         Goldman Sachs Short Duration Government Fund


By:     /s/ David B. Ford           By:   [signature illegible]
    ------------------------------      ----------------------------------------
      (Authorized Officer)                   (Authorized Officer)

Date: January 22, 1999              Date:
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